SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals & Minerals Fund
Precious Metals & Minerals Fund Institutional Shares
Precious Metals & Minerals Fund Adviser Shares
International Fund
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund
World Growth Fund Adviser Shares
Government Securities Fund
Government Securities Fund Adviser Shares
Treasury Money Market Fund

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    01/30/2013                 /S/ DANIEL S. MCNAMARA
        ________________           ___________________________________
                                   Daniel S. McNamara
                                   President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals & Minerals Fund
Precious Metals & Minerals Fund Institutional Shares
Precious Metals & Minerals Fund Adviser Shares
International Fund
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund
World Growth Fund Adviser Shares
Government Securities Fund
Government Securities Fund Adviser Shares
Treasury Money Market Fund

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:      01/29/2013                 /S/ ROBERTO GALINDO, JR.
          ________________          __________________________________
                                    Roberto Galindo, Jr.
                                    Treasurer